UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 23, 2005

                      NATIONAL TAX CREDIT PARTNERS, L.P.
            (Exact name of Registrant as specified in its charter)


            California                0-18541                 95-4205231
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

On February 23, 2005, National Tax Credit Partners, L.P. (the "Registrant") sold its remaining 18.99% limited partnership interests in each of Mountain View Limited Partnership and Mountain View Limited Partnership II ("Mountain View I & II"), for approximately $237,000 and $313,000, respectively, to Las Palomas Investors, LLC, a third party affiliated with Mountain View I & II.


Item 9.01   Financial Statement and Exhibits

(c)   Exhibits

      The following exhibits are filed with this report:

      10.1 Assignment and Assumption Agreement dated February 2, 2005 between National Tax Credit Partners, L.P., a California Limited Partnership, national Tax Credit, Inc., a California corporation, and Las Palomas Investors, LLC, a New Mexico limited liability company.*

      10.2 Assignment and Assumption Agreement dated February 2, 2005 between National Tax Credit Partners, L.P., a California Limited Partnership, national Tax Credit, Inc., a California corporation, and Las Palomas Investors, LLC, a New Mexico limited liability company.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NATIONAL TAX CREDIT PARTNERS, L.P.


                                By: National Partnership Investments
                                   Corporation
                                    General Partner

                                By: /s/Brian H. Shuman
                                    Brian H. Shuman
                                    Senior Vice President and Chief  Financial
                                     Officer


                               Date: March 1, 2005

                                                                    Exhibit 10.1



                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of February 2, 2005 (the "Effective Date"), by and between National Tax Credit Partners, L.P., a California limited partnership ("NTCP"), and National Tax Credit, Inc., a California corporation (together with NTCP, collectively, "Assignors" and each, an "Assignor") and Las Palomas Investors, LLC, a New Mexico limited liability company ("Assignee" and together with Assignor, collectively, the "Parties" and each, a "Party").

                                    Recitals
A. Mountain View Limited Partnership, a New Mexico limited partnership (the "Partnership"), was formed as a limited partnership under the laws of the State of New Mexico, by a Certificate of Limited Partnership, dated as of July 20, 1989.
B. Assignors are the limited partners of the partnership and Assignee is an Affiliate of the general partner of the Partnership. C. Assignors have agreed to assign all of their interests in the Partnership to Assignee and withdraw from the Partnership and Assignee has agreed to acquire such interests, all pursuant to the terms of this Agreement.

      NOW THEREFORE, in consideration of the mutual promises and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Defined Terms. Any capitalized word or phrase not defined herein shall have the meaning ascribed to it in the Amended and Restated Certificate and Agreement of Limited Partnership, dated as of December 12, 1989 as amended by a First Amendment to Amended and Restated Certificate and Agreement of Limited Partnership, filed on April 27, 1993, and Certificate of Amendment to the First and Second Amendment to Amended and Restated Certificate and Agreement of Limited Partnership, dated as of November 6, 1992 (collectively, the "Amended Partnership Agreement").
2. Assignment and Assumption. Effective as of the "Closing Date" (as hereinafter defined), Assignors hereby assigns to Assignee 100% of Assignors' interests in the Partnership, including, without limitation, all Profits, Losses, Cash Flow, Sale or Refinancing Transaction Proceeds and rights to any fees and other distributions (each, an "Interest" and, collectively, the "Interests"), and Assignee agrees to perform all of the obligations of Assignors under the Partnership Agreement.
3. Consideration. In consideration for Assignors' assignment of the Interests and the other covenants of Assignors herein contained, Assignee shall pay to NTCP an amount (the "Payment") equal to $236,502, payable at "Closing" (as hereinafter defined). The Payment shall be treated as a direct acquisition of the Interests. Assignors covenant and agree that such sum shall be received in full satisfaction of all obligations and liabilities due Assignors in connection with or in any manner arising out of the Partnership, the Property or any other assets owned by the Partnership. The Payment shall be made by federal funds wired pursuant to instructions from Assignors. 4. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on February 21, 2005 (the "Closing Date"). Upon receipt of the Payment, Assignors will execute and deliver the attached Third Amendment to Amended and Restated Certificate and Agreement of Limited Partnership in the form attached hereto as Exhibit A.
5. Representations and Warranties.
5.1 As a material inducement to Assignee entering into this Agreement, Assignors represent and warrant to Assignee the following are true and correct on the date hereof and will be true and correct as of the Effective Date:
(a) The individual signing on behalf of Assignor is duly authorized by all corporate and partnership action to act on its behalf and execute this Agreement and all documents contemplated herein and to perform all acts required hereunder and under such other documents.
(b) Assuming the due and proper execution and delivery by Assignee, this Agreement is binding upon and enforceable against Assignor in accordance with its terms.
(c) None of either of the Interests is subject to any lien, pledge or encumbrance of any nature whatsoever and Assignee shall acquire the same free of any rights or claims thereto by any other party.
5.2 As a material inducement to Assignors entering into this Agreement, Assignee represents and warrants to Assignors the following are true and correct on the date hereof and will be true and correct as of the Effective Date:
(a) The execution and delivery of this Agreement by Assignee and the performance of the transactions contemplated herein have been duly authorized by all requisite corporate and partnership proceedings. Without limiting the generality of the foregoing, the individual signing on behalf of Assignee is duly authorized by all corporate and partnership action to act on its behalf and execute this Agreement and all documents contemplated herein and to perform all acts required hereunder and under such other documents. (b) Assuming the due and proper execution and delivery by Assignors, this Agreement is binding upon and enforceable against Assignee in accordance with its terms.
6. Miscellaneous.
6.1 All notices, demands, requests and other communications required pursuant to the provisions of this Agreement ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:

If to Assignors:        c/o National Partnership Investments Corp.
                          6100 Center Drive, Suite 800
                          Los Angeles, California 90045
                        Attention: Jason Aro
                        Tel: (310) 258-5100
                        Fax: (310) 258-5180

With a copy to:         Resch Polster Alpert & Berger LLP
                        10390 Santa Monica Blvd, Fourth floor
                        Attention: Real Estate Department
                        Los Angeles, CA 90025-5008
                        Telephone: (310) 277-8300
                        Facsimile: (310) 552-3209

If to Assignee:         Mountain View Management, LLC
                        c/o Silver Street Development Corporation
                        100 Silver Street
                        Portland, ME 04101
                        Tel: (207) 780-9800
                        Fax: (207) 221-2040

Any of the Parties may designate a change of address by Notice in writing to the other Parties. Whenever in this Agreement the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.
6.2 If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. 6.3 This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Agreement shall be sufficient for all purposes without producing or accounting for any other counterpart thereof. 6.4 This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives and permitted successors and assigns of the Parties hereto. This Agreement shall be interpreted in accordance with the laws of the State of New Mexico. 6.5 Nothing herein shall be construed to be for the benefit of or enforceable by any third party including, but not limited to, any creditor of the Assignors.
6.6 The Parties shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.
6.7 All article and section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.
6.8 In the event that any court or arbitration proceedings is brought under or in connection with this Agreement, the prevailing party in such proceeding (whether at trial or on appeal) shall be entitled to recover from the other party all costs, expenses, and reasonable attorneys' fees incident to any such proceeding. The term "prevailing party" as used herein shall mean the party in whose favor the final judgment or award is entered in any such judicial or arbitration proceeding.
6.9 This Agreement constitutes the sole agreement of the Parties with respect to the matters herein, all prior oral or written agreements being merged herein. This Agreement may only be modified by a writing signed by all of the Parties hereto and time is of the essence of this Agreement. 6.10 In interpreting this Agreement it shall be presumed that the Agreement was jointly drafted and no presumption shall arise against any partner in the event of any ambiguity.

      IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date set forth above.

ASSIGNORS:                          NATIONAL TAX CREDIT PARTNERS, L.P.,
                                    a California limited partnership

                                    By National Partnership Investments Corp.,
                                       a California corporation,
                                       General Partner

                                       By /s/ David R. Robertson
                                          Its President  and Chief  Executive
                                          Officer


                                    NATIONAL TAX CREDIT, INC.,
                                    a California corporation

                                    By /s/ David R. Robertson
                                       Its President and Chief Executive
                                       Officer

ASSIGNEE:                           LAS PALOMAS INVESTORS, LLC,
                                    a New Mexico limited liability company

                                    By /s/ Roger J. Gendron
                                       Its Manager

      The undersigned, the Operating General Partner of Mountain View Limited Partnership, a New Mexico limited partnership, hereby consents to the foregoing assignment and transfer.

                                    Mountain View Management Company, LLC,
                                    a New Mexico limited liability company

                                    By /s/ Roger J. Gendron
                                       Its Manager

                                                                    Exhibit 10.2



                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement") is made and entered into as of February 2, 2005 (the "Effective Date"), by and between National Tax Credit Partners, L.P., a California limited partnership ("NTCP"), and National Tax Credit, Inc., a California corporation (together with NTCP, collectively, "Assignors" and each, an "Assignor") and Las Palomas Investors, LLC, a New Mexico limited liability company ("Assignee" and together with Assignor, collectively, the "Parties" and each, a "Party").

                                    Recitals
A. Mountain View Limited Partnership II, a New Mexico limited partnership (the "Partnership"), was formed as a limited partnership under the laws of the State of New Mexico, by a Certificate of Limited Partnership, dated as of May 31, 1990.
B. Assignors are the limited partners of the partnership and Assignee is an Affiliate of the general partner of the Partnership. C. Assignors have agreed to assign all of their interests in the Partnership to Assignee and withdraw from the Partnership and Assignee has agreed to acquire such interests, all pursuant to the terms of this Agreement.

      NOW THEREFORE, in consideration of the mutual promises and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Defined Terms. Any capitalized word or phrase not defined herein shall have the meaning ascribed to it in the Amended and Restated Certificate and Agreement of Limited Partnership, dated as of May 31, 1990 as amended by a First Amendment to Amended and Restated Certificate and Agreement of Limited Partnership, dated as of November 6, 1992, as amended by a Second Amendment, dated as of March 21, 2002 (collectively, the "Amended Partnership Agreement").
2. Assignment and Assumption. Effective as of the "Closing Date" (as hereinafter defined), Assignors hereby assigns to Assignee 100% of Assignors' interests in the Partnership, including, without limitation, all Profits, Losses, Cash Flow, Sale or Refinancing Transaction Proceeds and rights to any fees and other distributions (each, an "Interest" and, collectively, the "Interests"), and Assignee agrees to perform all of the obligations of Assignors under the Partnership Agreement.
3. Consideration. In consideration for Assignors' assignment of the Interests and the other covenants of Assignors herein contained, Assignee shall pay to NTCP an amount (the "Payment") equal to $313,498, payable at "Closing" (as hereinafter defined). The Payment shall be treated as a direct acquisition of the Interests. Assignors covenant and agree that such sum shall be received in full satisfaction of all obligations and liabilities due Assignors in connection with or in any manner arising out of the Partnership, the Property or any other assets owned by the Partnership. The Payment shall be made by federal funds wired pursuant to instructions from Assignors. 4. Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on February 21, 2005 (the "Closing Date"). Upon receipt of the Payment, Assignors will execute and deliver the attached Third Amendment to Amended and Restated Certificate and Agreement of Limited Partnership in the form attached hereto as Exhibit A.
5. Representations and Warranties.
5.1 As a material inducement to Assignee entering into this Agreement, Assignors represent and warrant to Assignee the following are true and correct on the date hereof and will be true and correct as of the Effective Date:
(a) The individual signing on behalf of Assignor is duly authorized by all corporate and partnership action to act on its behalf and execute this Agreement and all documents contemplated herein and to perform all acts required hereunder and under such other documents.
(b) Assuming the due and proper execution and delivery by Assignee, this Agreement is binding upon and enforceable against Assignor in accordance with its terms.
(c) None of either of the Interests is subject to any lien, pledge or encumbrance of any nature whatsoever and Assignee shall acquire the same free of any rights or claims thereto by any other party.
5.2 As a material inducement to Assignors entering into this Agreement, Assignee represents and warrants to Assignors the following are true and correct on the date hereof and will be true and correct as of the Effective Date:
(a) The execution and delivery of this Agreement by Assignee and the performance of the transactions contemplated herein have been duly authorized by all requisite corporate and partnership proceedings. Without limiting the generality of the foregoing, the individual signing on behalf of Assignee is duly authorized by all corporate and partnership action to act on its behalf and execute this Agreement and all documents contemplated herein and to perform all acts required hereunder and under such other documents. (b) Assuming the due and proper execution and delivery by Assignors, this Agreement is binding upon and enforceable against Assignee in accordance with its terms.
6. Miscellaneous.
6.1 All notices, demands, requests and other communications required pursuant to the provisions of this Agreement ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:

If to Assignors:        c/o National Partnership Investments Corp.
                          6100 Center Drive, Suite 800
                          Los Angeles, California 90045
                        Attention: Jason Aro
                        Tel: (310) 258-5100
                        Fax: (310) 258-5180

With a copy to:         Resch Polster Alpert & Berger LLP
                        10390 Santa Monica Blvd, Fourth floor
                        Attention: Real Estate Department
                        Los Angeles, CA 90025-5008
                        Telephone: (310) 277-8300
                        Facsimile: (310) 552-3209

If to Assignee:         Mountain View Management, LLC
                        c/o Silver Street Development Corporation
                        100 Silver Street
                        Portland, ME 04101
                        Tel: (207) 780-9800
                        Fax: (207) 221-2040

Any of the Parties may designate a change of address by Notice in writing to the other Parties. Whenever in this Agreement the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.
6.2 If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. 6.3 This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. The production of any executed counterpart of this Agreement shall be sufficient for all purposes without producing or accounting for any other counterpart thereof. 6.4 This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives and permitted successors and assigns of the Parties hereto. This Agreement shall be interpreted in accordance with the laws of the State of New Mexico. 6.5 Nothing herein shall be construed to be for the benefit of or enforceable by any third party including, but not limited to, any creditor of the Assignors.
6.6 The Parties shall execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.
6.7 All article and section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.
6.8 In the event that any court or arbitration proceedings is brought under or in connection with this Agreement, the prevailing party in such proceeding (whether at trial or on appeal) shall be entitled to recover from the other party all costs, expenses, and reasonable attorneys' fees incident to any such proceeding. The term "prevailing party" as used herein shall mean the party in whose favor the final judgment or award is entered in any such judicial or arbitration proceeding.
6.9 This Agreement constitutes the sole agreement of the Parties with respect to the matters herein, all prior oral or written agreements being merged herein. This Agreement may only be modified by a writing signed by all of the Parties hereto and time is of the essence of this Agreement. 6.10 In interpreting this Agreement it shall be presumed that the Agreement was jointly drafted and no presumption shall arise against any partner in the event of any ambiguity.

      IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date set forth above.

ASSIGNORS:                          NATIONAL TAX CREDIT PARTNERS, L.P.,
                                    a California limited partnership

                                    By National Partnership Investments Corp.,
                                       a California corporation,
                                       General Partner

                                       By /s/ David R. Robertson
                                         Its  President  and Chief  Executive
                                         Officer

                                    NATIONAL TAX CREDIT, INC.,
                                    a California corporation

                                    By /s/ David R. Robertson
                                       Its President and Chief Executive
                                       Officer

ASSIGNEE:                           LAS PALOMAS INVESTORS, LLC,
                                    a New Mexico limited liability company

                                    By /s/ Roger J. Gendron
                                       Its Manager

      The undersigned, the Operating General Partner of Mountain View Limited Partnership II, a New Mexico limited partnership, hereby consents to the foregoing assignment and transfer.

                                    Mountain View Management Company, LLC,
                                    a New Mexico limited liability company

                                    By /s/ Roger J. Gendron
                                       Its Manager